UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): March 16, 2023

Reliance Global Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-40020	46-3390293
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

300 Blvd. of the Americas, Suite 105, Lakewood, NJ 08701

(Address of principal executive offices)

(732) 380-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.086 par value per share	RELI	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)
Series A Warrants to purchase shares of Common Stock, par value $0.086 per share	RELIW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this Current Report on Form 8-K, other than purely historical information, by the Registrant and any statements relating to the Registrant’s business and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “should,” “could,” “potential,” or similar expressions. The forward-looking statements contained in this filing are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. This Current Report should be read in conjunction with the risks and cautionary statements discussed or identified in the Registrant’s public filings with the SEC from time to time, including the Registrant’s most recent Annual Report on Form 10-K for the year ended December 31, 2021, and Quarterly Reports on Form 10-Q. The Registrant’s stockholders and investors are cautioned not to unduly rely on these forward-looking statements. The forward-looking statements speak only as of the date hereof and, other than as required by applicable law, the Registrant expressly disclaims any intent or obligation to update or revise publicly these forward-looking information or statements.

Item 1.01 Entry into Material Definitive Agreement.

As previously reported by Reliance Global Group, Inc. (the “Company”), on March 13, 2023, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with one institutional buyer appearing on the signature page thereto (the “Buyer”) for the purchase and sale of, subject to customary closing conditions, (i) an aggregate of 155,038 shares (the “Common Shares”) of the Company’s common stock, par value $0.086 per share (the “Common Stock”) along with accompanying common warrants (the “Common Units”), (ii) prefunded warrants (the “Prefunded Warrants”) that are exercisable into 897,594 shares of Common Stock (the “Prefunded Warrant Shares”) along with accompanying common warrants (the “Pre-Funded Units”), and (iii) common warrants (the “Common Warrants”) to initially acquire up to 2,105,264 shares of Common Stock (the “Common Warrant Shares”) (representing 200% of the Common Shares and Prefunded Warrant Shares) in a private placement offering (the “Private Placement”). Additionally, the Company agreed to issue a warrant to the Placement Agent (defined below), to initially acquire 52,632 shares of common stock (the “PA Warrant”).

The closing of the Private Placement occurred on March 16, 2023. EF Hutton, a division of Benchmark Investments, LLC (the “Placement Agent”) acted as the sole placement agent for the Company in connection with the Private Placement. Pursuant to that certain Engagement Letter, dated as of January 30, 2023, between the Company and the Placement Agent, the Placement Agent is entitled to a cash fee of 8% of the gross proceeds of the Private Placement and the reimbursement of certain Placement Agent fees and expenses, including, but not limited to, up to $95,000 for fees and expenses including “road show”, diligence, and reasonable legal fees and disbursements for the Placement Agent’s counsel.

The foregoing summaries of the terms of the Purchase Agreement, the Prefunded Warrants, the Common Warrants, the PA Warrant and the Registration Rights Agreement are subject to, and qualified in their entirety by, the forms of such documents, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, hereto respectively, and are incorporated herein by reference.

Item 3.02 Unregistered Sale of Securities

The applicable information set forth in Item 1.01 of this Current Report is incorporated by reference in this Item 3.02. The Common Shares, Prefunded Warrants, Common Warrants, and the PA Warrant will be issued without prior registration in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, and Rule 506(D) of Regulation D thereunder.

Item 8.01 Other Events.

On March 16, 2023, the Company issued a press release announcing the closing of the Private Placement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1#	Securities Purchase Agreement, dated March 13, 2023, between Reliance Global Group, Inc. and Investor (incorporated herein by reference to Exhibit 10.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on March 14, 2023).
10.2	Form of Warrant (incorporated herein by reference to Exhibit 10.2 to Current Report on Form 8-K filed with the Securities and Exchange Commission on March 14, 2023).
10.3	Form of Pre-Funded Warrant (incorporated herein by reference to Exhibit 10.3 to Current Report on Form 8-K filed with the Securities and Exchange Commission on March 14, 2023).
10.4	Form of Placement Agent Warrant (incorporated herein by reference to Exhibit 10.4 to Current Report on Form 8-K filed with the Securities and Exchange Commission on March 14, 2023).
10.5	Form of Registration Rights Agreement (incorporated herein by reference to Exhibit 10.5 to Current Report on Form 8-K filed with the Securities and Exchange Commission on March 14, 2023).
99.1	Press Release
104	Cover Page Interactive Data File

# Certain schedules and exhibits have been omitted pursuant to Item 601(A)(5) of Regulation S-K. The Company will furnish supplementally copies of omitted schedules and exhibits to the Securities and Exchange Commission or its staff upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reliance Global Group, Inc.

Dated: March 16, 2023	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer